Item 2 - Acquisition or Disposition of Assets

Anacomp Inc. ("Anacomp") completed a sale of all of its Switzerland subsidiaries and operations on October 18, 2002. The acquiring company assumed operational responsibility effective October 1, 2002.

Under the terms of the sale agreement, Anacomp sold all of the outstanding shares of its two Swiss subsidiaries, Cominformatic AG and Anacomp Technical Services AG, to edotech Ltd. (a UK company) at a sales price of CHF 26.7 million (Swiss francs) or approximately $17.9 million (U.S. dollars).

The sales price is payable as follows: CHF 4.6 million at closing; CHF 18.2 million upon completion of the Cominformatic share exchange, no later than six months from the date closing; CHF 1.1 million on or before April 18, 2003; and CHF 2.8 million within the next 18 months upon expiration of certain indemnification claim periods. Effectively all of the net proceeds will be used to reduce the balance outstanding under the credit facility, under the terms of the senior secured revolving credit facility.


Item 7 - Financial Statements and Exhibits

                                                     ANACOMP, INC.
                                          CONSOLIDATED PROFORMA BALANCE SHEETS

                                                                      Reorganized Company
                                                      ---------------------------------------------------

          (dollars in thousands, except share amounts)
                                                                            Proforma           Proforma
                                                      June 30, 2002      adjustments        June 30, 2002
                                                      -------------      -------------      -------------
          Assets
          Current assets:
              Cash and cash equivalents............   $      16,650    $      (1,379)  (b)  $     15,271
              Accounts receivable, net.............          40,012           (5,033)  (c)        34,979
              Receivable resulting from disposition
                  of Swiss subsidiaries............             ---           12,938   (d)        12,938
              Inventories..........................           4,093           (1,141)  (c)         2,952
              Prepaid expenses and other...........           6,281           (1,599)  (c)         4,682
                                                      -------------      -------------      -------------
          Total current assets.....................          67,036            3,786              70,822

          Property and equipment, net..............          29,401           (5,309)  (c)        24,092
          Reorganization value in excess of
              identifiable net assets..............          73,792              ---              73,792
          Intangible assets, net...................          11,308              ---              11,308
          Other assets.............................           3,785            1,905   (d)         5,690
                                                      -------------      -------------      -------------
                                                      $     185,322    $         382        $    185,704
                                                      =============      =============      =============
          Liabilities and Stockholders' Equity
          Current liabilities:
              Current portion of senior secured
                  revolving credit facility........   $       33,475   $      (3,100)  (b)  $     30,375
              Accounts payable.....................           10,423            (791)  (e)         9,632
              Accrued compensation, benefits and
                  withholdings.....................          16,761             (814)  (e)        15,947
              Deferred revenue.....................           8,886           (2,289)  (e)         6,597
              Accrued income taxes.................             978             (627)  (e)           351
              Accrued interest.....................             181              ---                 181
              Other accrued liabilities............          12,582              965   (e)        13,547
                                                      -------------      -------------      -------------
          Total current liabilities................          83,286           (6,656)             76,630
                                                      -------------      -------------      -------------

          Long-term liabilities:
                Other long-term liabilities........           2,198              ---               2,198
                                                      -------------      -------------      -------------
          Commitments and contingencies
          Stockholders' equity:
              Preferred stock, 1,000,000 shares
                  authorized, none issued..........             ---              ---                ---
              Common stock, $.01 par value;
                  40,787,711 shares authorized;
                  4,034,034 shares issued and
                  outstanding......................              40              ---                  40
              Additional paid-in capital ..........          96,885              ---              96,885
              Accumulated other comprehensive income
                  (loss)...........................           2,003             (870)  (f)         1,133
              Retained earnings....................             910            7,908   (g)         8,818
                                                      -------------      -------------      -------------
          Total stockholders' equity...............          99,838            7,038             106,876
                                                      -------------      -------------      -------------
                                                      $     185,322     $        382        $    185,704
                                                      =============      =============      =============


                                       Reorganized Company
                               ---------------------------------
                                               (a)        Proforma
                                Six months               six months
                                ended June   Proforma    ended June
                                 30, 2002   adjustments   30, 2002
(dollars in thousands, except  ----------- ------------ -----------
per share amounts)
Revenues:
    Services.................  $   105,413  $  (12,918)  $  92,495
    Equipment and supply sales      25,997        (155)     25,842
                               ----------- ------------ -----------
                                   131,410     (13,073)    118,337
                               ----------- ------------ -----------
Cost of revenues:
    Services.................       70,440      (9,159)     61,281
    Equipment and supply sales      18,991         (88)     18,903
                               ----------- ------------ -----------
                                    89,431      (9,247)     80,184
                               ----------- ------------ -----------

Gross profit.................       41,979      (3,826)     38,153
Costs and expenses:
    Engineering, research and
        development..........        3,807        (392)      3,415
    Selling, general and
        administrative.......       31,214      (2,436)     28,778
    Amortization of
        intangible assets....          992         ---         992
    Restructuring charges
        (credits)............        2,081         ---       2,081
                               ----------- ------------ -----------
Operating income or loss.....        3,885        (998)      2,887
                               ----------- ------------ -----------

Other income and expense:
    Interest income..........          173         (14)        159
    Interest expense and fee
     amortization............       (2,255)        306      (1,949)
    Other....................          387          (1)        386
                               ----------- ------------ -----------
                                    (1,695)        291      (1,404)
                               ----------- ------------ -----------
Income or loss before
    reorganization items,
    income taxes and
    extraordinary gain on
    extinguishment of debt...        2,190        (707)      1,483
Reorganization items.........          ---         ---         ---
                               ----------- ------------ -----------
Income or loss before income
    taxes and extraordinary
    gain on extinguishment of
    debt.....................        2,190        (707)      1,483
Provision for income taxes...        1,280         (32)      1,248
                               ----------- ------------ -----------
Income or loss before
    extraordinary gain on
    extinguishment of debt...          910        (675)        235
                               =========== ============ ===========

Basic and diluted per share
 data:
    Basic and diluted net
      income or loss.........  $      0.23               $    0.06
                               ===========              ===========
    Shares used in computing
      basic and diluted net
      income or loss per share       4,034                   4,034
                               ===========              ===========




                                                         Predecessor Company
                              ----------------------------------------------------------------------------------------
                                                                                                           Proforma
                              Three months       (a)      Proforma three   Twelve months      (a)        twelve months
                                 ended                   months ended        ended                          ended
                               December 31,    Proforma    December 31,    September 30,    Proforma     September 30,
                                 2001         adjustments      2001             2001       adjustments       2001
                              -------------   ----------- ---------------  --------------  -----------   ---------------

(dollars in thousands, except
per share amounts)
Revenues:
    Services.................. $    55,098    $  (6,782)  $  48,316         236,635         (21,224)     $    215,411
    Equipment and supply sales      12,926         (168)     12,758          69,713            (723)           68,990
                              -------------   ----------- ---------------  --------------  -----------   ---------------
                                    68,024       (6,950)     61,074         306,348         (21,947)          284,401
                              -------------   ----------- ---------------  --------------  -----------   ---------------
Cost of revenues:
    Services..................      36,630       (4,780)     31,850         155,273         (14,869)          140,404
    Equipment and supply sales       9,874          (88)      9,786          51,455            (515)           50,940
                              -------------   ----------- ---------------  --------------  -----------   ---------------
                                    46,504       (4,868)     41,636         206,728         (15,384)          191,344
                              -------------   ----------- ---------------  --------------  -----------   ---------------

Gross profit..................      21,520       (2,082)     19,438          99,620          (6,563)           93,057
Costs and expenses:
    Engineering, research and
        development...........       1,680          (86)      1,594           7,208            (526)            6,682
    Selling, general and
        administrative........      15,643       (1,228)     14,415          83,527          (3,489)           80,038
    Amortization of
        intangible assets.....       2,896          ---       2,896          11,713             ---            11,713
    Restructuring charges
        (credits).............      (1,032)         ---      (1,032)         (1,207)            ---            (1,207)
                              -------------   ----------- ---------------  --------------  -----------   ---------------
Operating income or loss......       2,333         (768)      1,565          (1,621)         (2,548)           (4,169)
                              -------------   ----------- ---------------  --------------  -----------   ---------------

Other income and expense:
    Interest income...........         155           (1)        154           1,338              (3)            1,335
    Interest expense and fee
     amortization.............      (3,114)         251      (2,863)        (43,860)          1,170           (42,690)
    Other.....................        (221)           9        (212)           (131)             49               (82)
                              -------------   ----------- ---------------  --------------  -----------   ---------------
                                    (3,180)         259      (2,921)        (42,653)          1,216           (41,437)
                              -------------   ----------- ---------------  --------------  -----------   ---------------
Income or loss before
    reorganization items,
    income taxes and
    extraordinary gain on
    extinguishment of debt....        (847)        (509)     (1,356)        (44,274)         (1,332)          (45,606)
Reorganization items..........      13,328          ---      13,328             ---             ---               ---
                              -------------   ----------- ---------------  --------------  -----------   ---------------
Income or loss before income
    taxes and extraordinary
    gain on extinguishment of
    debt......................      12,481         (509)     11,972         (44,274)         (1,332)          (45,606)
Provision for income taxes....         450          (14)        436           3,217              (7)            3,210
                              -------------   ----------- ---------------  --------------  -----------   ---------------
Income or loss before
    extraordinary gain on
    extinguishment of debt....      12,031         (495)     11,536         (47,491)         (1,325)          (48,816)
                              =============   =========== ===============  ==============  ===========   ===============

FOOTNOTES:

The unaudited proforma consolidated financial statements reflect the sale of Anacomp's wholly-owned subsidiaries, Cominformatic AG and Anacomp Technical Services AG, to edotech, Ltd. (a UK company) in consideration for CHF 26.7 million (Swiss francs) or approximately $17.9 million.

The  unaudited   proforma   consolidated   statements  of  operations   for  the
twelve-month period ended September 30, 2001, the three-month period ended December 31, 2001, and the six-month period ended June 30, 2002 reflect our results of operations for such periods as if we had disposed of our Swiss subsidiaries as of the beginning of each such period.

Adjustments reflect the disposition of all of the assets and liabilities of our wholly-owned Swiss subsidiaries, which also include part of our Austrian business.

The unaudited proforma consolidated balance sheet reflects our financial position as if the sale of our Swiss subsidiaries occurred on June 30, 2002, and includes adjustments for the receipt of consideration from the buyer net of estimated transaction costs, payment of proceeds to reduce our outstanding revolving credit facility, and disposal of all assets and liabilities of our Swiss subsidiaries.

The unaudited proforma consolidated balance sheet reflects the accrual of the estimated transaction costs associated with the sale.

The proforma adjustments are summarized as follows:

a) Adjustments reflect results of Swiss operations for the periods presented. It was assumed that when received, the net proceeds are used to pay down the revolving credit facility balance based on the timing of receipt. The interest expense for the periods presented have been proportionately reduced to reflect the reduced credit facility balance outstanding. Interest expense adjustments were calculated assuming receipt of $3.1 million as of the beginning of all periods presented, and $11.1 million ($12.9 million gross proceeds less $1.8 million estimated transaction costs) three months after the beginning of the periods.

b) Adjustments reflect receipt of CHF 4.6 million (approximately $3.1 million) upon the closing of the transaction and the simultaneous $3.1 million paydown of our revolving credit facility balance. The following table illustrates these adjustments (in thousands):


                 Description                                         Amount
                 ---------------------------------------------------------------
                 Cash received                                        $  3,100
                 Revolver paydown                                      (3,100)
                 Less Swiss cash balance at June 30, 2002              (1,379)
                                                                     -----------
                 Proforma adjustment                                 $ (1,379)
                                                                     ===========

c) Reflects the disposal of Swiss subsidiary accounts receivable, inventories, prepaid expenses and other current assets, and property and equipment balances as of June 30, 2002.

d) The terms of the sale agreement set forth the timing of receipt of proceeds from the buyer. Approximately CHF 4.6 million ($3.1 million) were received at the close of the sale. Receipt of this amount is reflected in our unaudited proforma consolidated balance sheet as an immediate reduction to our outstanding revolving credit facility. The majority of the remaining proceeds ($12.9 million) are reflected as a receivable in current assets at June 30, 2002. The remaining CHF 2.8 million ($1.9 million) of proceeds are reflected in non-current other assets, as they are to be received approximately 18 months after the closing date of the transaction.

e) Reflects the disposal of Swiss subsidiary accounts payable, accrued compensation, deferred revenue, accrued income taxes, and other accrued liabilities balances as of June 30, 2002. Other accrued liabilities also include an accrual of transaction expenses of approximately $2.4 million related to the sale.

f) Reflects the elimination of Swiss subsidiary cumulative translation gains as of June 30, 2002.

g) Reflects recording of gain on sale of Swiss subsidiaries of $7.9 million based upon the net book value of the Swiss assets and liabilities at June 30, 2002. The actual gain or loss on this sale will be calculated using the actual book value amounts of the assets and liabilities as of the effective date of the sale.